Exhibit 99.1

On January 3, 2020, ShiftPixy, Inc. (the “Company”) completed the transfer of approximately 70% of its billable clients who represented approximately 88% of the Company’s quarterly revenue as of November 30, 2019, to Shift Human Capital Management Acquisitions, LLC, part of Vensure Employer Services, Inc. (“Vensure”) and is filing pro forma financial information for this significant disposition in the Company’s Current Report on Form 8-K/A. The consideration received by the Company at closing consisted of $9.6 million of cash and a long-term receivable for $9.5 million payable in equal monthly installments over four years, subject to adjustment as described in the asset sale agreement. The Company provides the following pro forma financial information for the unaudited pro forma condensed consolidated statement of operations for the three months ended November 30, 2019 and for the fiscal years ended August 31, 2019 and August 31, 2018 and the unaudited pro forma condensed consolidated balance sheet as of November 30, 2019. All per share and shares outstanding are adjusted to reflect the Company’s 1 for 40 reverse stock split effective on December 13, 2019.

Unaudited Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended:

	11/30/2019 As Reported (unaudited)	11/30/2019 Discontinued Operations (unaudited)		11/30/2019 Pro forma (unaudited)
Revenues	$15,866,000	$13,887,000	(1)	$1,979,000
Cost of revenue	12,552,000	10,865,000	(1)	1,687,000
Gross profit	3,314,000	3,022,000		292,000
Operating expenses:
Salaries, wages, and payroll taxes	2,283,000	506,000	(2)	1,777,000
Commissions	774,000	696,000	(3)	78,000
Professional fees	840,000	-		840,000
External software development	353,000	-		353,000
General and administrative	1,401,000	-		1,401,000
Total operating expenses	5,651,000	1,202,000		4,449,000
Operating Income (Loss)	(2,337,000)	1,820,000		(4,157,000)

Other expense	(219,000)	-		(219,000)

Total other income (expense)	(219,000)	-		(219,000)

Net Loss	$(2,556,000)	$1,820,000		$(4,376,000)

Loss per Share	$(2.86)			$(4.90)

Weighted Average shares outstanding	893,904			893,904

See also the Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended:

	08/31/2019 As Reported	08/31/2019 Discontinued Operations		08/31/2019 Pro forma (Unaudited)
Revenues	$53,436,000	$48,013,000	(1)	$5,423,000
Cost of revenue	41,046,000	36,452,000	(1)	4,594,000
Gross profit	12,390,000	11,561,000		829,000
Operating expenses:
Salaries, wages, and payroll taxes	7,702,000	3,032,000	(2)	4,670,000
Commissions	2,732,000	2,532,000	(3)	200,000
Professional fees	3,918,000	-		3,918,000
External software development	1,209,000	-		1,209,000
General and administrative	6,502,000	-		6,502,000
Total operating expenses	22,063,000	5,564,000		16,499,000
Operating Income (Loss)	(9,673,000)	5,997,000		(15,670,000)

Other income (expense)	(9,054,000)	-		(9,054,000)

Net (Loss) Income	$(18,727,000)	$5,997,000		$(24,724,000)

Loss per Share	$(22.90)			$(30.24)

Weighted Average shares outstanding	817,720			817,720

	08/31/2018 As Reported	08/31/2018 Discontinued Operations		08/31/2018 Pro forma (Unaudited)
Revenues	$34,959,000	$33,139,000	(1)	$1,819,000
Cost of revenue	29,459,000	27,970,000	(1)	1,488,000
Gross profit	5,500,000	5,169,000		331,000
Operating expenses:
Salaries, wages, and payroll taxes	5,383,000	2,442,000	(2)	2,941,000
Commissions	1,594,000	1,501,000	(3)	93,000
Professional fees	2,078,000	-		2,078,000
External software development	3,828,000	-		3,828,000
General and administrative	4,189,000	-		4,189,000
Total operating expenses	17,072,000	3,943,000		13,129,000
Operating Income (Loss)	(11,572,000)	1,226,000		(12,798,000)

Other income (expense)	(5,251,000)	-		(9,054,000)

Net (Loss) Income	$(16,823,000)	$1,226,000		$(18,049,000)

Loss per Share	$(23.36)			$(25.06)

Weighted Average shares outstanding	720,253			720,253

See also the Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of:

	11/30/2019 As Reported (Unaudited)	11/30/2019 Discontinued Operations		11/30/2019 Pro forma (Unaudited)

ASSETS
Current assets
	$49,000	$9,575,000	(5)	$9,624,000
Accounts receivable	1,822,000	(1,518,000)	(6)	304,000
Unbilled accounts receivable	11,347,000	(9,594,000)	(6)	1,753,000
Deposit – workers’ compensation	1,987,000			1,987,000
Prepaid expenses	371,000	(164,000)	(6)	207,000
Other current assets	164,000			164,000
Other receivables – transaction related	-	1,583,000	(7)	1,583,000
Total current assets	15,740,000	(118,000)		15,622,000

Fixed assets	3,136,000	-		3,136,000
Deposits – workers’ compensation	6,167,000	-		6,167,000
Deposits and other assets	124,000	-		124,000
Other receivables – transaction related	-	6,099,000	(7)	6,099,000

Total assets	$25,167,000	$5,981,000		$31,148,000

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities
Accounts payable and other current liabilities	$5,911,000	$(378,000)	(6)	$5,533,000
Payroll related liabilities	17,469,000	(9,323,000)	(6)	8,146,000
Convertible notes, net	3,426,000	-		3,426,000
Accrued workers’ compensation costs	1,987,000	-		1,987,000
Default penalties accrual	1,800,000	-		1,800,000
Derivative liabilities	2,814,000	-		2,814,000
Total current liabilities	33,407,000	(9,701,000)		23,706,000
Non-current liabilities
Accrued workers’ compensation costs	6,194,000	-		6,194,000
Convertible notes, net	778,000	-		778,000
Total liabilities	40,379,000	(9,701,000)		30,678,000

Commitments and contingencies
Stockholders’ equity (deficit)
Preferred stock	-	-		-
Common stock	-	-		-
Additional paid-in capital	32,619,000	-		32,619,000
Treasury stock	(325,000)	-		(325,000)
Accumulated deficit	(47,506,000)	15,682,000	(4)	(31,824,000)
Total stockholders’ equity (deficit)	(15,212,000)	15,682,000		470,000
Total liabilities and stockholders’ equity (deficit)	$25,167,000	$5,981,000		$31,148,000

See also the Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

(1)	This adjustment reflects the elimination of revenues and costs of revenues associated with the clients transferred.
(2)	This adjustment reflects the elimination of wages, employer taxes, and benefits associated with the employees transferred under the terms of the transaction.
(3)	This adjustment represents the elimination of commissions paid and associated with the client business transferred.
(4)	This adjustment represents the addition for the expected gain on the transaction consisting of $9.6 million of cash received at closing and $9.5 million the total proceeds received or receivable, discounted at a 10% annual interest rate to $7.7 million and as reduced by the $1.5 million of working capital required to be transferred under the terms of the asset transfer agreement. The Company expects to utilize tax net operating losses to offset any tax due as a result of the transaction.
(5)	This adjustment represents the net effect of cash received at closing representing $9,500,000 of deal proceeds and net reimbursement of $75,000 of additional cash paid for working capital transferred in excess of the $1,500,000 required to be transferred.
(6)	This adjustment represents the elimination of a working capital assets or liabilities transferred or assumed under the terms of the transfer agreement. Total net assets transferred are subject to an additional true up 90 days subsequent to the closing date of the transaction. The initial transfer was based on November 30, 2019 balances.
(7)	This adjustment represents the addition of $9.5 million of payments receivable over four years of which $1.6 million is expected to be collected within one year of November 30, 2019 and $6.1 million is expected to be collected subsequent to November 30, 2020. The balance expected to be collected subsequent to November 30, 2020 is shown at the present value of the expected cash flows using a 10% annual discount rate, representing a $1.8 million discount to expected gross future cash flows.

PF-4